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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


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
 Date of Report: (Date of earliest event reported):    December 22, 1998 (December 14, 1998)
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                                   ITEQ, Inc.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


             1-10668                                   41-1667001
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      (Commission File Number)                (IRS Employer Identification No.)


               2727 Allen Parkway, Suite 760, Houston, Texas 77019
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (713) 285-2700
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                                 Not Applicable
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

         ITEQ, Inc., a Delaware corporation (the "Company"), certain of its subsidiaries and various lending institutions, including BankBoston, N.A., as Agent, and Deutsche Bank AG, as Documentation Agent, executed a Second Amendment to Revolving Credit Agreement dated as of December 14, 1998 (the "Amendment"). The Amendment changes the leverage and interest coverage ratios contained in the Company's existing Revolving Credit Agreement. As a result of those changes, the Company is no longer out of compliance with the leverage ratio and interest coverage ratio covenants in the Revolving Credit Agreement as reported in its 10-Q for the quarter ended September 30, 1998. The Amendment also contains certain other modifications to the Revolving Credit Agreement.

         A copy of the Amendment is being filed with the Securities and Exchange Commission (the "Commission") as an exhibit to this Current Report on Form 8-K. This summary description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment and to the Revolving Credit Agreement and all amendments thereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


        EXHIBIT NO.                        EXHIBIT

           10.1 Second Amendment to Revolving Credit Agreement, dated as of December 14, 1998, among ITEQ, Inc., the Guarantors and various lending institutions including BankBoston, N.A., as Agent, and Deutsche Bank AG, as Documentation Agent.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 22, 1998

                                 ITEQ, INC.


                                 By:      /s/ Lawrance W. McAfee
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                                              Lawrance W. McAfee
                                      Executive Vice President, Chief Financial
                                             Officer and Secretary



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                               INDEX TO EXHIBITS

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
EXHIBIT NO.                EXHIBIT
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
 10.1            Second Amendment to Revolving Credit Agreement, dated as of
                 December 14, 1998, among ITEQ, Inc., the Guarantors and various lending institutions including BankBoston, N.A., as Agent, and Deutsche Bank AG, as Documentation Agent.


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